Exhibit 99.1

 As of April 1, 2024  Stifel European NDR April 24-25, 2024  August 21, 2024  to Acquire Stronghold Digital Mining (Nasdaq: SDIG)

 This presentation contains certain “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) that are based on expectations, estimates and projections as at the date of this presentation and are covered by safe harbors under Canadian and United States securities laws. The statements and information in this presentation regarding receipt of the approval of the shareholders of Stronghold for the Transaction as well as all other applicable regulatory approvals, closing of the Transaction on a timely basis and on the terms as announced, the benefits of the Transaction, the ability to gain access to additional electrical power and grow the hashrate of the Stronghold business, performance of the plants and equipment upgrades and the impact on operating capacity including the target hashrate to take the Stronghold business to 10 EH/s in 2025, to increase the Bitfarms energy portfolio to 950 MW by year-end 2025 and multi-year expansion capacity up to 1.6 GW, the opportunities to leverage Bitfarms’ proven expertise to successfully enhance energy efficiency and hashrate, reclamation and environmental benefits in general, the synergies of the combined business, carbon capture potential, hashrate growth in general, energy efficiency and cost savings in general, and the benefits of the growth strategy including to merge HPC / AI with Bitcoin mining operations and other statements regarding future plans and objectives of each of Bitfarms, Stronghold and the combined company are forward-looking information. Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as “expects”, or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “prospects”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking information.  This forward-looking information is based on assumptions and estimates of management of each of Bitfarms and Stronghold at the time they were made, and involves known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of each of Bitfarms and Stronghold to be materially different from any future results, performance or achievements expressed or implied by such forward-looking information. Such factors include, among others, risks relating to: receipt of the approval of the shareholders of Stronghold and the Toronto Stock Exchange for the Transaction as well as other applicable regulatory approvals; that the Transaction may not close within the timeframe anticipated or at all or may not close on the terms and conditions currently anticipated by the parties for a number of reasons including, without limitation, as a result of a failure to satisfy the conditions to closing of the Transaction; the inability of Bitfarms to operate the plants as anticipated following consummation of the Transaction; failure of the equipment upgrades to be installed and operated as planned; the availability of additional power may not occur as currently planned, or at all; expansion may not materialize as currently anticipated, or at all; the power purchase agreements and economics thereof may not be as advantageous as expected; potential environmental cost and regulatory penalties due to the operation of the Stronghold plants which entail environmental risk and certain additional risk factors particular to the business of Stronghold including, land reclamation requirements may be burdensome and expensive, changes in tax credits related to coal refuse power generation could have a material adverse effect on the business, financial condition, results of operations and future development efforts, competition in power markets may have a material adverse effect on the results of operations, cash flows and the market value of the assets, the business is subject to substantial energy regulation and may be adversely affected by legislative or regulatory changes, as well as liability under, or any future inability to comply with, existing or future energy regulations or requirements, the operations are subject to a number of risks arising out of the threat of climate change, and environmental laws, energy transitions policies and initiatives and regulations relating to emissions and coal residue management, which could result in increased operating and capital costs and reduce the extent of business activities, operation of power generation facilities involves significant risks and hazards customary to the power industry that could have a material adverse effect on our revenues and results of operations, and there may not have adequate insurance to cover these risks and hazards, employees, contractors, customers and the general public may be exposed to a risk of injury due to the nature of the operations, limited experience with carbon capture programs and initiatives and dependence on third-parties, including consultants, contractors and suppliers to develop and advance carbon capture programs and initiatives, and failure to properly manage these relationships, or the failure of these consultants, contractors and suppliers to perform as expected, could have a material adverse effect on the business, prospects or operations; the digital currency market; the ability to successfully mine digital currency; revenue may not increase as currently anticipated, or at all; it may not be possible to profitably liquidate the current digital currency inventory, or at all; a decline in digital currency prices may have a significant negative impact on operations; an increase in network difficulty may have a significant negative impact on operations; the volatility of digital currency prices; the anticipated growth and sustainability of hydroelectricity for the purposes of cryptocurrency mining in the applicable jurisdictions; the inability to maintain reliable and economical sources of power to operate cryptocurrency mining assets; the risks of an increase in electricity costs, cost of natural gas, changes in currency exchange rates, energy curtailment or regulatory changes in the energy regimes in the jurisdictions in which Bitfarms and Stronghold operate and the potential adverse impact on profitability; future capital needs and the ability to complete current and future financings, including each of Bitfarms’, Stronghold’s or the combined company’s ability to utilize an at-the-market offering program (each, an “ATM Program”) and the prices at which securities may be sold in each such ATM Program  as well as capital market conditions in general; share dilution resulting from an ATM Program and from other equity issuances; volatile securities markets impacting security pricing unrelated to operating performance; the risk that a material weakness in internal control over financial reporting could result in a misstatement of financial position that may lead to a material misstatement of the annual or interim consolidated financial statements if not prevented or detected on a timely basis; historical prices of digital currencies and the ability to mine digital currencies that will be consistent with historical prices; and the adoption or expansion of any regulation or law that will prevent any of Bitfarms, Stronghold or the combined company from operating its business, or make it more costly to do so. For further information concerning these and other risks and uncertainties, refer to Bitfarms’ filings on www.sedarplus.ca (which are also available on the website of the U.S. Securities and Exchange Commission (the “SEC") at www.sec.gov), including the MD&A for the year-ended December 31, 2023, filed on March 7, 2024 and the MD&A for the three and six months ended June 30, 2024 filed on August 8, 2024 and Stronghold’s filings on www.sec.gov, including the Annual Report on Form 10-K for the fiscal year ended 2023, filed on March 8, 2024, the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, filed on May 8, 2024, the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, filed on August 14, 2024, and subsequent reports on Forms 10-Q and 8-K. Although each of Bitfarms and Stronghold has attempted to identify important factors that could cause actual results to differ materially from those expressed in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended, including factors that are currently unknown to or deemed immaterial by Bitfarms or Stronghold, as applicable. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on any forward-looking information. Neither Bitfarms nor Stronghold undertakes any obligation to revise or update any forward-looking information other than as required by law.  Additional Information about the Merger and Where to Find It  This communication relates to a proposed merger between Stronghold and Bitfarms. In connection with the proposed merger, Bitfarms intends to file with the SEC a registration statement on Form F-4, which will include a proxy statement of Stronghold that also constitutes a prospectus of Bitfarms. After the registration statement is declared effective, Stronghold will mail the proxy statement/prospectus to its shareholders. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other relevant documents Bitfarms and Stronghold has filed or will file with the SEC. Investors are urged to read the proxy statement/prospectus (including all amendments and supplements thereto) and other relevant documents filed with the SEC carefully and in their entirety if and when they become available because they will contain important information about the proposed merger and related matters.  Investors may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by Bitfarms and Stronghold with the SEC, when they become available, through the website maintained by the SEC at www sec.gov. Copies of the documents may also be obtained for free from Bitfarms by contacting Bitfarms' Investor Relations Department at investors@bitfarms.com and from Stronghold by contacting Stronghold's Investor Relations Department at SDIG@gateway-grp.com.  No Offer or Solicitation  This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.  Participants in Solicitation Relating to the Merger  Bitfarms, Stronghold, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies from Stronghold's shareholders in respect of the proposed merger. Information regarding Bitfarms’ directors and executive officers can be found in Bitfarms’ annual information form for the year ended December 31, 2023, filed on March 7, 2024, as well as its other filings with the SEC. Information regarding Stronghold’s directors and executive officers can be found in Stronghold’s proxy statement for its 2024 annual meeting of stockholders, filed with the SEC on April 29, 2024, and supplemented on June 7, 2024, and in its Form 10-K for the year ended December 31, 2023, filed with the SEC on March 8, 2024. This communication may be deemed to be solicitation material in respect of the proposed merger. Additional information regarding the interests of such potential participants, including their respective interests by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed merger if and when they become available. These documents are available free of charge on the SEC’s website and from Bitfarms and Stronghold using the sources indicated above.  2  FORWARD-LOOKING STATEMENTS

 PRESENTERS  3  Jeffrey Lucas  CHIEF FINANCIAL OFFICER  Ben Gagnon  CHIEF EXECUTIVE OFFICER & DIRECTOR  Greg Beard  CHAIRMAN & CHIEF EXECUTIVE OFFICER

 Ben Gagnon  Chief Executive Officer & Director Bitfarms  4

 DIVERSIFYING BEYOND BITCOIN MINING  Creating long-term value for shareholders and becoming better Bitcoin miners with accretive synergies  1  2  3  6  Expand and rebalance energy portfolio with 300+ MW of U.S. power capacity  Integrate vertically by acquiring two strategically located power facilities  Compelling transaction economics with all-stock structure preserves balance sheet strength for growth  Environmental remediation technology, land reclamation and detoxification of U.S. waterways  Unique Bitcoin scaling opportunity and HPC / AI potential  Energy trading and demand response opportunities to minimize energy prices  4  5  5

 Greg Beard  Chairman & Chief Executive Officer Stronghold Digital Mining  6

1 VERTICALLY INTEGRATED POWER GENERATION & EXPANSION POTENTIAL

Flexible power strategy with ability to draw power from the PJM grid and / or the generation assets

Recognized as Tier II Alternative Energy Source

Scrubgrass, PA



62 MW
Current PJM Import Power Capacity

327 MW
Additional Potential PJM Import Power Capacity

85 MW
Current Nameplate Generated Power Capacity

475 MW
Total Potential Power Capacity

Panther Creek, PA



80 MW
Current PJM Import Power Capacity

320 MW
Additional Potential PJM Import Power Capacity

80 MW
Current Nameplate Generated Power Capacity

480 MW
Total Potential Power Capacity

307 MW
Short-term Total Potential Power Capacity

955+ MW
Long-term Total Potential Power Capacity

Note: Current Stronghold operating metrics as of June 30, 2024

Bitfarms 7

 Ben Gagnon  Chief Executive Officer & Director Bitfarms  8

 43%  9%  26%  22%  29%  6%  18%  47%  Paraguay  Canada  Argentina  United States  Pro Forma Power Capacity (MW) by YE 2025E  Washington,  20 MW  Quebec,  170 MW  Argentina,  58 MW  Paraguay,  280 MW  Sharon,  120 MW  Scrubgrass,  147 MW,  (327 MW Add. Import Opportunity)  Note: Bitfarms figures shown reflect YE 2025E estimates and Stronghold additional estimated opportunities per management. Current Stronghold operating metrics as of June 30, 2024 including current nameplate generated power capacity and current PJM import power capacity. Figures may not sum due to rounding.  EXPAND & REBALANCE ENERGY PORTFOLIO WITH 300+ MW OF US POWER  2  ~22% U.S. Power  ~48% N.A. Power  Map Legend:  Power Capacity  YE 2025E Bitfarms  Current Stronghold (Additional Stronghold Import Power Capacity Opportunity)  Panther Creek,  160 MW,  (320 MW Add. Import Opportunity)  Paraguay  Canada  Argentina  United States  648 MW  955 MW  ~47% U.S. Power  ~65% N.A. Power  Pennsylvania,  9  Builds on Sharon, PA expansion to increase combined generated/import power capacity to nearly 50% in U.S. by YE 2025E  Standalone Power Capacity (MW) by YE 2025E

 ~648  142  165  648  188  247  310  440  648  165  165  165  142  142  142  YE 2022A YE 2023A Current 1  2  YE 2024E  YE 2025E 2  Potential Additional Opportunity 3  Bitfarms Actual Bitfarms Target  Stronghold Current Nameplate Generated Power Capacity Stronghold Current PJM Import Power Capacity  Stronghold PJM Import Power Capacity Additional Opportunity (Beyond 2025E)  2  CLEAR PATH TO 950+ MW ACTIVE POWER CAPACITY BY YE 2025E  Note: MW power capacities are actuals (“A”) or estimates (“E”) as of period year end (“YE”), except for current. Totals may not sum due to rounding.  Current as of June 30, 2024  YE 2024E and YE 2025E estimates per management  Additional opportunities reflect potential estimates per management and may require new infrastructure and / or agreements  POWER CAPACITY (MW)  Acquisition secures generated and import power capacity  Potential path to additional import capacity for long-term growth & value creation  10  188  247  617  747  955  ~1,603

3 STRATEGIC ACCESS TO HIGH-DEMAND PJM GRID ENABLE ECONOMIC OPPORTUNITIES THROUGH ENERGY TRADING & DEMAND RESPONSE

PJM is a top-tier jurisdiction for Bitcoin mining

- ✓ Largest wholesale electricity market in U.S.
- ✓ Deregulated market, offering opportunities to optimize and hedge energy costs
- ✓ Power dynamics allow flexible load management, ideal for BTC mining
- ✓ Potential to participate in demand response & curtailment programs, enhancing Bitfarms' ability to improve electricity prices
- ✓ PJM is rapidly adding renewable capacity, contributing significantly to national grid decarbonization [2]

Pennsylvania is an ideal zone within the PJM

- ✓ Pennsylvania is a conservative business friendly jurisdiction with a notably pro-Bitcoin & pro-energy Democratic Governor (Joshua Shapiro[1])
- ✓ Scrubgrass & Panther Creek facilities are near major metropolitan areas (Cleveland, Pittsburgh, Philadelphia & New York) and major fiber lines

Note: Stronghold facilities sit in PHM Penelec & MetEd/PPL PJM zones

1. The Democratic Shapiro administration supported Stronghold with over $29 million in tax credits as part of its energy jobs while advancing clean energy initiatives
2. Source: Capital IQ

Bitfarms 11

 Current  Potential Scenario Totals  T21s  S21 Pros  S21 XPs  Hashrate (EH/s) (142 MW)  4.0  6.9  Up to  9.6  472%  10.7  Hashrate (EH/s) (307 MW) 1  -  14.7  20.6  22.9  Efficiency (w/TH)  32  21  15  13.5  Hashcost (c/TH)2  3.1¢  2.0¢  1.4¢  1.3¢  OPPORTUNITY TO 5X BITCOIN MINING OPERATIONS IN 2025  4  Isolating powerplants & utilizing grid connection has potential to double MWs available for mining operations in 2025 1  Fleet upgrade would drive material improvements in EH/s, efficiency and hashcost  Tier 2 Powerplant  PJM Grid Connect  Existing Bitcoin Mining  Data Center (1)  New Bitcoin Mining  Data Center (2)  Subject to PJM & FERC regulatory approval. The permanent implementation of the new configuration requires the execution and filing of amended and non-conforming Interconnection Service Agreements at FERC  Assuming a 4 US¢/kwh average  Illustrative Stronghold Farm Upgrade Scenarios2  12  New Configuration  Current Configuration

4 DISRUPTING HPC WITH COMBINED AI & BITCOIN MINING OPERATIONS

Disruptive and innovative HPC/AI/BTC data center structure has potential to create significant competitive advantages on CAPEX requirements, site economics and ROIC for HPC/AI infrastructure[1]


Tier 2 Powerplant
PJM Grid Connect
HPC Primary Connection
Redundancy For HPC1
Monetize Redundant Connection1
HPC Data Center
Bitcoin Mining Data Center

- ✓ **Strategic proximity** to fiber & major metropolitan centers
- ✓ Primary connection **100% supplied by Tier 2 Alternative** [1]
- ✓ **Redundancy** for HPC / AI compute via grid connect [1]
- ✓ Ability to monetize redundancy with energy trading and Bitcoin Mining compute **enhances profitability** [1]
- ✓ Grid provides **environmentally cleaner redundancy** compared to traditional diesel redundancy [1]
- ✓ **Potential CAPEX savings of up to $3M per MW** vs. diesel redundancy exceeds cost of transaction over 2x [1]

1. Subject to PJM & FERC regulatory approval. This is not currently contemplated under PJM's March 2024 interim guidance for co-located load. There is no assurance that such regulatory approval can be obtained

Bitfarms 13

 OUR BENEFICIAL IMPACT ON THE WORLD  5  Bitfarms is committed to minimizing environmental impact, including a focus on low-cost energy sourced in sustainable ways, and driving positive economic and social impact for our team and the communities in which we operate.  For years we have lead the industry with our predominantly hydropower portfolio  Bitfarms has to date mined over 25,000 Bitcoins with sustainable energy  As we look to the future we are taking steps to go beyond utilizing sustainable energy and proactively addressing environmental issues  Ultimately, over 78% of Bitfarms’ pro forma portfolio of mining assets will be powered by low-cost renewable energy  14

5 ACQUIRE TECHNOLOGIES TO REMEDIATE WASTE, GENERATE ELECTRICITY, RECLAIM LAND, RESTORE WATERWAYS & ELIMINATE EMISSIONS

~78% of Bitfarms' pro forma portfolio of mining assets will be powered by low-cost green energy[1]

Tier II Alternative Energy



GENERATOR
STEAM TURBINE
CFB COMBUSTOR
CYCLONE
MINING WASTE
LIMESTONE
STEAM
HOT FLUE GAS
CIRCULATING SOLID MATERIAL
BAG HOUSE
"DE-SULFURIZED" FLUE GAS
BENEFICIAL USE ASH
WATER
AIR

- ✓Circulating Fluidized Bed ("CFB") **tech remediates waste producing electricity** and beneficial use ash as byproducts.
- ✓**Bi-partisan recognition & support** for remediation of centuries old toxic sites.
- ✓Access to tax credits under AEPS Act are **proof of remediation benefits and the value provided to the local community and stakeholders**

Earth



Before



After

Water



Before



After

Air



Before

~99.9% Reduction in Particulate Emissions	**~99.9%** Reduction in Mercury
~98% Reduction in SOx Emissions	**~90%** Reduction in NOx Emissions

After

1. Energy sources such as hydroelectricity and remediation plants keep cost and environmental impact low
2. Stronghold Investor Presentation dated December 2023
3. Stronghold Congressional Response Letter dated February 8, 2022

Bitfarms 15

Jeff Lucas  Chief Financial Officer Bitfarms  16

 17  TRANSACTION OVERVIEW  All-stock transaction preserves balance sheet strength while fueling strategic growth  Transaction  Overview  Bitfarms to acquire 100% of Stronghold Digital Mining, Inc. (“Stronghold”) in an all-stock transaction  Each Stronghold share will receive 2.52 shares of Bitfarms Ltd, representing a consideration per share of $6.02, $125M in equity value, and a 71% premium to the Stronghold 90-day VWAP1  Includes refinancing of Stronghold’s outstanding debt (USD $54.6M at June 30, 2024) or obtaining a waiver to permit such debt to remain outstanding after giving effect to the transaction  Operational &  Financial Impact  Immediate increase of up to 4.0 EH/s and 165 MW capacity2  Fleet upgrade to Stronghold’s existing sites could represent an expansion capacity of up to ~10 EH/s upon completion  with current power3  In addition to the current generation capacity, Stronghold currently has capacity to import 142 MW of PJM power and has identified a potential path to import as much as 790 MW of PJM power  Expect annual run-rate cost synergies of approximately $10 million based on management’s estimate  Stronghold’s team brings expertise in power generation, capital markets, and transactional activities that will be  additive to Bitfarms’ executive and governance teams  Timing & Closing  Subject to approval by Stronghold’s shareholders, applicable regulatory approvals, certain third-party consents, and other customary closing conditions  Expected to close in Q1 2025  Note: Bitfarms shares will continue to trade on the Nasdaq Stock Market and Toronto Stock Exchange (NASDAQ / TSX: BITF)  Consideration per share as of August 16, 2024 and a closing price of Nasdaq: BITF of $2.39 per share. Volume weighted average price over 90 trading days from April 12, 2024 – August 16, 2024 of Nasdaq:SDIG per S&P Cap IQ  Stronghold operating metrics as of June 30, 2024  Based on miner model similar to S21XPs boasting a 13.5 J/TH efficiency

 Ben Gagnon  Chief Executive Officer & Director Bitfarms  18

 19  1  2  6  Immediate U.S. Platform Expansion: 165 MW of power generation capacity and 142 MW of PJM import capacity  Strategic Market Entry: Potential path up to 790 MW of import capacity in the top-tier PJM market  Compelling Transaction Economics: Attractive all-stock structure with potential synergies preserves balance sheet strength for future growth  New Technology: Incorporate reclamation capabilities for additional low-cost green energy  HPC/AI Opportunity: Merge HPC/AI initiatives on-site with mining operations  3 Leverage Operating Expertise: Potential for a transformative data center upgrade  4  5  EXPANDING BITCOIN MINING OPERATIONS AT AN ATTRACTIVE VALUE  SECURING BITFARMS’ FUTURE

 Q& A  20  Jeffrey Lucas  CHIEF FINANCIAL OFFICER  Ben Gagnon  CHIEF EXECUTIVE OFFICER & DIRECTOR  Greg Beard  CHAIRMAN & CHIEF EXECUTIVE OFFICER

 BTC or BTC/day = Bitcoin or Bitcoin per day  EH or EH/s = Exahash or exahash per second  MW or MWh = Megawatts or megawatt hour  PH or PH/s = Petahash or petahash per second  TH or TH/s = Terahash or terahash per second  J/TH = Joules per Terahash  KWh = Kilowatt per hour  GLO SSARY  This presentation makes reference to certain measures that are not recognized under IFRS and do not have a standardized meaning prescribed by IFRS. They are therefore unlikely to be comparable to similar measures presented by other companies. The Company uses non-IFRS measures including “Gross margin,” “Operating margin,” “EBITDA,” “EBITDA margin,” “Adjusted EBITDA,” “Adjusted EBITDA margin,” “Gross mining profit,” and "Gross mining margin” as additional information to complement IFRS measures by providing further understanding of the Company’s results of operations from management’s perspective.  EBITDA and EBITDA margin are common measures used to assess profitability before the impact of different financing methods, income taxes, depreciation of capital assets and amortization of intangible assets. Adjusted EBITDA and Adjusted EBITDA margin are measures used to assess profitability before the impact of all of the items in calculating EBITDA in addition to certain other non-cash expenses. Gross mining profit and Gross mining margin are measures used to assess profitability after power costs in cryptocurrency  production, the largest variable expense in  mining. Management uses non-IFRS measures in order to facilitate operating performance comparisons from period to period and to prepare annual operating budgets.  “EBITDA” is defined as net income (loss) before:  Interest expense  Income tax expense  Depreciation and amortization  “EBITDA margin” is defined as the percentage obtained when dividing EBITDA by Revenue. “Adjusted EBITDA” is defined as EBITDA adjusted to exclude:  Share-based compensation  Non-cash finance expenses  Asset impairment charges  Realized gains or losses on disposition of digital assets and (reversal of) revaluation loss on digital assets  Gain on disposition of marketable securities, gains or losses on derivative assets and liabilities & discount expense on VAT receivable  Loss on currency exchange  Loss (gain)  on revaluation of warrants and  warrant issuance costs  Other non-recuring items that do not reflect the core  performance of the business.  “Adjusted EBITDA margin” is defined as the percentage obtained when dividing Adjusted EBITDA by Revenue. “Gross mining profit” is defined as Gross profit excluding depreciation and amortization and other minor items included in cost of sales that do not directly relate to mining related activities. "Gross mining margin” is defined as the percentage obtained when dividing Gross mining profit by Revenues from mining related activities.  These measures are provided as additional information to  complement IFRS measures by providing further  understanding of the Company's results of operations from management's perspective. Accordingly, they should not be  considered in isolation nor as a substitute for analysis of the Company's financial information reported under IFRS.  NO N- IFRS  PE R FO RMANC E MEAS UR ES  21  PJM = Pennsylvania – New Jersey – Maryland Interconnection, a regional transmission organization that coordinates the movement of wholesale electricity in the mid-Atlantic  Alternative Energy System Status = Use of an alternative energy source to generate and deliver electricity under Pennsylvania law. Scrubgrass and Panther Creek qualify for renewable energy credits as mining waste is classified as a Tier II Alternative Energy Source in Pennsylvania